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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  December 14, 1999


                         SKYLYNX COMMUNICATIONS, INC.
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            (Exact name of registrant as specified in its charter)


COLORADO                           0-24687                       84-1360029
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(State or other            (Commission file number)          (Employer Identi-
incorporation)                                                   fication No.)


           600 South Cherry Street, Suite 305, Denver, Colorado 80246
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           (Address of principal executive offices)       (Zip Code)


      Registrant's telephone number, including area code:  (303) 316-0400
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         (Former name or former address, if changed since last report)





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ITEM 5:   OTHER EVENTS
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     On December 14, 1999, SkyLynx Communications, Inc., a Colorado
corporation ("SkyLynx Colorado") completed its redomestication as a corporation formed and organized under the laws of the state of Delaware. The redomestication was accomplished by consummating the statutory merger of SkyLynx Colorado with and into SkyLynx Communications, Inc., a Delaware corporation ("SkyLynx-Delaware") with SkyLynx-Delaware being the surviving corporation.

     In connection with the transaction, the Company filed with the Secretaries of State of the states of Colorado and Delaware a Certificate of Ownership Merging SkyLynx Colorado with and into SkyLynx-Delaware (the "Certificate of Ownership"), as well as an Agreement and Plan of Merger (the "Merger Agreement"), and an Amended and Restated Certificate of Incorporation of SkyLynx Communications, Inc., the Delaware corporation (the "Amended Certificate"). The Certificate of Ownership, Merger Agreement and the Amended Certificate are attached to this report as exhibits.

     Under the terms of the Merger Agreement, automatically on the effective date of the merger, all issued and outstanding securities of SkyLynx Colorado immediately prior to the effective time, including issued and outstanding of shares of Common Stock, $.001 par value, shares of Series A Preferred Stock, shares of Series B Preferred Stock, shares of Series C Preferred Stock, shares of Series D Preferred Stock and shares of Series E Preferred Stock were converted automatically into an equal number of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock of SkyLynx-Delaware. Further, all outstanding Options, Warrants and other Stock Purchase Rights of SkyLynx Colorado were assumed by SkyLynx-Delaware and became the obligation of SkyLynx-Delaware without modification or interruption.

     By virtue of the operation of Rule 12 g-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act") all shares of Common Stock of SkyLynx-Delaware issued to the holders of issued and outstanding shares of Common Stock of SkyLynx Colorado immediately prior to the effective time of the merger are deemed automatically to be registered under Section 12g of the Exchange Act; and SkyLynx-Delaware shall continue being subject to the reporting requirements of Section 13 of the Exchange Act in the same manner that SkyLynx Colorado had been subject to such reporting requirements immediately prior to the merger.


ITEM 7:   FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  Exhibits
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     Item      Title

     1.1       Certificate of Ownership
     1.2       Agreement and Plan of Merger
     1.3 Amended and Restated Certificate of Incorporation of SkyLynx Communications, Inc., a Delaware corporation



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SKYLYNX COMMUNICATIONS , INC.


Dated:     December 20, 1999            By:  /s/ Jeffery A. Mathias
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                                             Jeffery A. Mathias, President